Exhibit 99.1

COMERICA REPORTS THIRD QUARTER 2003 EARNINGS

DETROIT/October 15, 2003 — Comerica Incorporated (NYSE: CMA) today reported third quarter 2003 earnings of $157 million, or $0.89 per diluted share, compared with $24 million, or $0.14 per diluted share, for the third quarter 2002.

	3rd Qtr '03	2nd Qtr '03	3rd Qtr '02

Diluted EPS	$0.89	$0.97	$0.14
Net Interest Income (in millions)	$465	$493	$528
Net Interest Margin	3.70%	3.98%	4.46%
Provision for Loan Losses (in millions)	$83	$111	$275
Noninterest Income (in millions)	$221	$226	$216
Noninterest Expense (in millions)	$377	$360	$443
Net Income (in millions)	$157	$170	$24
Return on Equity	12.55%	13.51%	1.93%

“The third quarter was a slow one for many involved in business lending, as we are,” said Ralph W. Babb Jr., chairman, president and chief executive officer. “While net charge-offs are down, we remain cautious about the current lending environment as nonperforming assets are up from the prior quarter. The decline in net interest margin was in line with our expectations.

“During the third quarter, we made significant progress in formulating and refining our corporate objectives. First, we are seeking increased contributions from our Small Business & Personal Financial Services and Wealth & Institutional Management segments, which complement our historically strong commercial lending franchise. Second, we are building enhanced risk management tools to more effectively manage risk on an enterprise-wide basis. Finally, we will add new branches in Texas and California to grow market share, and in Michigan to leverage our leadership position.”

Net Interest Income
Net interest income was $465 million for the third quarter 2003, compared to $493 million for the second quarter 2003 and $528 million for the third quarter 2002. Average earning assets of $49.8 billion for the third quarter 2003 increased $90 million from the second quarter 2003, or less than one percent. Within earning assets, a decline in average total loans ($1.4 billion) was offset by additional average short-term investments ($1.1 billion) and average investment securities available-for-sale ($295 million) as deposit funding remained strong.

Net interest income decreased $28 million, or six percent, from the second quarter 2003 as the net interest margin fell 28 basis points. The margin decline was due to interest rate swap impacts, an increase in short-term liquidity and the residual effects of restructuring the investment portfolio.

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COMERICA REPORTS THIRD QUARTER 2003 EARNINGS — 2

Noninterest Income
Noninterest income was $221 million for the third quarter 2003, compared with $226 million for the second quarter 2003 and $216 million for the third quarter 2002. Noninterest income decreased $5 million, or three percent, from the second quarter 2003.

Noninterest income in the second quarter of 2003 included a gain of $29 million ($19 million after-tax, or $0.11 per diluted share) from the sale of securities and $9 million ($6 million after-tax, or $0.03 per diluted share) of cash flow hedge ineffectiveness losses.

Noninterest Expenses
Noninterest expenses were $377 million for the third quarter 2003, compared to $360 million for the second quarter 2003 and $443 million for the third quarter 2002. Noninterest expenses increased $17 million, or five percent, from the second quarter 2003 primarily due to an increase in business unit incentive compensation and pension expenses.

Credit Quality

	3rd Qtr '03	2nd Qtr '03	3rd Qtr '02

Net Charge-offs (in millions)	$83	$110	$258
Net Charge-offs/Average Total Loans	0.79%	1.02%	2.44%
Provision for Loan Losses (in millions)	$83	$111	$275
Nonperforming Assets (NPAs) (in millions)	$627	$581	$640
NPAs/Total Loans, Other Real Estate & Nonaccrual Debt Securities	1.54%	1.37%	1.54%
Allowance for Loan Losses (in millions)	$802	$802	$758
Allowance for Loan Losses/Total Loans	1.97%	1.89%	1.82%
Allowance for Credit Losses on Lending-related Commitments (in millions)*	$29	$33	$31

*     Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

The composition of the third quarter 2003 net charge-offs was similar to the prior quarter and was reflective of the geographic markets and industries Comerica serves. During the quarter, transfers to nonaccrual loans greater than $2 million were $211 million, an increase of $63 million from the second quarter of 2003. Nonperforming assets were $627 million at September 30, 2003, an increase of $46 million from June 30, 2003.

Balance Sheet and Capital Management
Total assets and common shareholders’ equity were $54.8 billion and $5.1 billion, respectively, at September 30, 2003, compared with $58.7 billion and $5.1 billion, respectively, at June 30, 2003. There were 175 million shares outstanding at September 30, 2003 and June 30, 2003. There were no shares repurchased in the open market during the third quarter of 2003. Comerica’s third quarter 2003 estimated tier 1 common, tier 1 and total risk-based capital ratios were 7.94 percent, 8.61 percent and 12.68 percent, respectively.

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COMERICA REPORTS THIRD QUARTER 2003 EARNINGS — 3

Conference Call and Webcast
Comerica will host a conference call to review third quarter 2003 financial results at 9 a.m. ET Wednesday, October 15, 2003. Interested parties may access the conference call by calling (706) 679-5261 (event ID No. 2855226). The call and supplemental financial information can be accessed via a Webcast at www.comerica.com. A replay of the conference call will be available approximately two hours following the call through Wednesday, November 12, 2003. The conference call replay can be accessed by calling (800) 642-1687 or (706) 645-9291 (event ID No. 2855226). A replay of the Webcast can also be accessed at www.comerica.com.

Comerica Incorporated is a financial services company headquartered in Detroit, strategically aligned into three major lines of business: the Business Bank, Small Business and Personal Financial Services, and Wealth and Institutional Management. Comerica focuses on relationships and helping businesses and people to be successful. To receive e-mail alerts of breaking Comerica news, go to www.comerica.com/newsalerts.

Forward-looking Statement
Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “believe,” “intend,” “estimate,” “project,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management’s beliefs and assumptions based on information known to Comerica’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica’s management for future or past operations, products or services, and forecasts of Comerica’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica’s management as of this date with respect to future events and are subject to risks and uncertainties, such as changes in Comerica’s plans, objectives, expectations and intentions and do not purport to speak as of any other date. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery, including the risk of deflation and interest rate margin compression, changes in the accounting treatment of any particular item, the impact of regulatory examinations, changes in the businesses or industries in which Comerica has a concentration of loans, the entry of new competitors in Comerica’s markets, changes in the level of fee income, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Media Contacts:	Investor Contacts:
Sharon R. McMurray	Helen L. Arsenault
(313) 222-4881	(313) 222-2840

Wayne J. Mielke	Judith M. Chavis
(313) 222-4732	(313) 222-6317

CONSOLIDATED FINANCIAL HIGHLIGHTS
Comerica Incorporated and Subsidiaries

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,
(IN MILLIONS, EXCEPT PER SHARE DATA)	2003	2003	2002	2003	2002

PER SHARE AND COMMON STOCK DATA
Diluted net income	$0.89	$0.97	$0.14	$2.86	$2.22
Cash dividends declared	0.50	0.50	0.48	1.50	1.44
Common shareholders’ equity (at period end)	29.05	29.02	27.88
Average diluted shares (in thousands)	176,290	176,078	176,484	176,089	177,659

KEY RATIOS
Return on average common shareholders’ equity	12.55%	13.51%	1.93%	13.39%	10.79%
Return on average assets	1.16	1.27	0.19	1.25	1.04
Average common shareholders’ equity as a percentage of average assets	9.27	9.38	9.62	9.36	9.63
Tier 1 common capital ratio*	7.94	7.61	7.32
Tier 1 risk-based capital ratio*	8.61	8.26	7.99
Total risk-based capital ratio*	12.68	12.30	11.71
Leverage ratio*	9.55	9.38	9.25

AVERAGE BALANCES
Commercial loans	$24,653	$25,849	$25,473	$25,599	$25,344
Real estate construction loans	3,500	3,603	3,415	3,554	3,337
Commercial mortgage loans	7,617	7,482	6,921	7,452	6,672
Residential mortgage loans	823	825	746	819	753
Consumer loans	1,487	1,499	1,514	1,507	1,495
Lease financing	1,273	1,278	1,252	1,280	1,230
International loans	2,528	2,695	2,997	2,660	3,038

Total loans	$41,881	$43,231	$42,318	$42,871	$41,869
Earning assets	49,846	49,756	47,169	49,299	46,662
Total assets	53,921	53,969	51,347	53,517	50,658
Interest-bearing deposits	27,409	28,355	25,826	27,771	25,619
Total interest-bearing liabilities	33,029	34,081	33,652	33,569	33,827
Noninterest-bearing deposits	15,079	14,061	11,901	14,150	11,112
Common shareholders’ equity	5,000	5,061	4,939	5,011	4,879

NET INTEREST INCOME
Net interest income (fully taxable equivalent basis)	$466	$494	$529	$1,471	$1,602
Fully taxable equivalent adjustment	1	1	1	2	3
Net interest margin	3.70%	3.98%	4.46%	3.99%	4.59%

CREDIT QUALITY
Nonaccrual loans	$598	$559	$620
Other real estate	25	18	12
Nonaccrual debt securities	4	4	8
Total nonperforming assets	627	581	640
Loans 90 days past due and still accruing	56	42	51
Gross charge-offs	94	117	268	$311	$424
Recoveries	11	7	10	22	25
Net charge-offs	83	110	258	289	399

Allowance for loan losses as a percentage of total loans	1.97%	1.89%	1.82%
Net loans charged off as a percentage of average total loans	0.79	1.02	2.44	0.90%	1.27%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.54	1.37	1.54

Allowance for loan losses as a percentage of total nonperforming assets	128	138	118
ADDITIONAL DATA
Goodwill	$247	$247	$247
Core deposit intangible	2	2	3
Other intangibles	1	1	1
Loan servicing rights	16	14	10
Deferred mutual fund distribution costs	14	15	20
Amortization of intangibles	—	—	1	$1	$3

*	September 30, 2003 ratios are estimated

CONSOLIDATED BALANCE SHEETS
Comerica Incorporated and Subsidiaries

	September 30,	June 30,	December 31,	September 30,
(IN MILLIONS, EXCEPT SHARE DATA)	2003	2003	2002	2002

ASSETS
Cash and due from banks	$1,955	$4,556	$1,902	$2,171
Short-term investments	4,805	4,162	2,446	1,880
Investment securities available-for-sale	5,086	5,196	3,053	4,486
Commercial loans	23,386	25,073	25,242	24,658
Real estate construction loans	3,496	3,578	3,457	3,446
Commercial mortgage loans	7,631	7,607	7,194	7,034
Residential mortgage loans	844	828	789	747
Consumer loans	1,511	1,496	1,538	1,541
Lease financing	1,289	1,275	1,296	1,288
International loans	2,478	2,607	2,765	2,875

Total loans	40,635	42,464	42,281	41,589
Less allowance for loan losses	(802)	(802)	(791)	(758)

Net loans	39,833	41,662	41,490	40,831
Premises and equipment	368	371	371	356
Customers’ liability on acceptances outstanding	22	29	33	37
Accrued income and other assets	2,726	2,751	4,006	2,836

Total assets	$54,795	$58,727	$53,301	$52,597

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$16,198	$19,130	$16,335	$15,815
Interest-bearing deposits	27,498	27,928	25,440	24,834

Total deposits	43,696	47,058	41,775	40,649
Short-term borrowings	296	362	540	689
Acceptances outstanding	22	29	33	37
Accrued expenses and other liabilities	870	792	790	865
Medium- and long-term debt	4,818	5,400	5,216	5,487

Total liabilities	49,702	53,641	48,354	47,727
Common stock — $5 par value:
Authorized - 325,000,000 shares Issued - 178,735,252 shares at 9/30/03, 6/30/03 and 12/31/02 and 178,749,198 shares at 9/30/02	894	894	894	894
Capital surplus	378	372	363	356
Accumulated other comprehensive income	111	181	237	292
Retained earnings	3,909	3,842	3,684	3,565
Less cost of common stock in treasury - 3,421,888 shares at 9/30/03, 3,490,548 shares at 6/30/03, 3,960,149 shares at 12/31/02 and 4,059,307 shares at 9/30/02	(199)	(203)	(231)	(237)

Total shareholders’ equity	5,093	5,086	4,947	4,870

Total liabilities and shareholders’ equity	$54,795	$58,727	$53,301	$52,597

CONSOLIDATED STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

(IN MILLIONS, EXCEPT PER SHARE DATA)	2003	2002	2003	2002

INTEREST INCOME
Interest and fees on loans	$530	$625	$1,700	$1,904
Interest on investment securities	37	63	124	188
Interest on short-term investments	12	6	28	19

Total interest income	579	694	1,852	2,111
INTEREST EXPENSE
Interest on deposits	86	119	293	363
Interest on short-term borrowings	1	11	6	33
Interest on medium- and long-term debt	27	36	84	116

Total interest expense	114	166	383	512

Net interest income	465	528	1,469	1,599
Provision for loan losses	83	275	300	520

Net interest income after provision for loan losses	382	253	1,169	1,079
NONINTEREST INCOME
Service charges on deposit accounts	60	56	179	169
Fiduciary income	42	42	125	130
Commercial lending fees	16	16	46	50
Letter of credit fees	17	16	49	45
Foreign exchange income	10	11	29	32
Brokerage fees	8	9	24	29
Investment advisory revenue, net	8	2	22	21
Bank-owned life insurance	12	15	33	44
Equity in earnings of unconsolidated subsidiaries	2	3	5	7
Warrant income	1	1	1	5
Net securities gains/(losses)	4	(6)	46	(16)
Net gain on sales of businesses	—	12	—	12
Other noninterest income	41	39	108	118

Total noninterest income	221	216	667	646
NONINTEREST EXPENSES
Salaries and employee benefits	229	214	670	630
Net occupancy expense	34	31	96	92
Equipment expense	16	15	46	48
Outside processing fee expense	18	16	53	47
Customer services	6	4	18	19
Goodwill impairment	—	86	—	86
Other noninterest expenses	74	77	221	220

Total noninterest expenses	377	443	1,104	1,142

Income before income taxes	226	26	732	583
Provision for income taxes	69	2	229	188

NET INCOME	$157	$24	$503	$395

Net income applicable to common stock	$157	$24	$503	$395

Basic net income per common share	$0.90	$0.14	$2.88	$2.25
Diluted net income per common share	$0.89	$0.14	$2.86	$2.22
Cash dividends declared on common stock	$88	$84	$262	$252
Dividends per common share	$0.50	$0.48	$1.50	$1.44

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
Comerica Incorporated and Subsidiaries

	Third	Second	First	Fourth	Third	Third Quarter 2003 Compared To:
	Quarter	Quarter	Quarter	Quarter	Quarter	Second Quarter 2003		Third Quarter 2002
(IN MILLIONS, EXCEPT PER SHARE DATA)	2003	2003	2003	2002	2002	Amount	Percent	Amount	Percent

INTEREST INCOME
Interest and fees on loans	$530	$577	$593	$620	$625	$(47)	(8.1)%	$(95)	(15.2)%
Interest on investment securities	37	40	47	58	63	(3)	(9.3)	(26)	(41.5)
Interest on short-term investments	12	10	6	8	6	2	20.0	6	91.4

Total interest income	579	627	646	686	694	(48)	(7.8)	(115)	(16.7)
INTEREST EXPENSE
Interest on deposits	86	103	104	116	119	(17)	(17.5)	(33)	(28.6)
Interest on short-term borrowings	1	2	3	4	11	(1)	(14.1)	(10)	(87.5)
Interest on medium- and long-term debt	27	29	28	33	36	(2)	(7.5)	(9)	(27.3)

Total interest expense	114	134	135	153	166	(20)	(15.3)	(52)	(31.7)

Net interest income	465	493	511	533	528	(28)	(5.7)	(63)	(11.9)
Provision for loan losses	83	111	106	115	275	(28)	(25.2)	(192)	(69.8)

Net interest income after provision for loan losses	382	382	405	418	253	—	—	129	51.1
NONINTEREST INCOME
Service charges on deposit accounts	60	58	61	58	56	2	1.8	4	8.0
Fiduciary income	42	42	41	41	42	—	1.4	—	0.9
Commercial lending fees	16	15	15	19	16	1	9.4	—	(3.3)
Letter of credit fees	17	16	16	15	16	1	5.2	1	9.1
Foreign exchange income	10	9	10	8	11	1	26.8	(1)	(1.1)
Brokerage fees	8	8	8	9	9	—	(3.1)	(1)	(9.2)
Investment advisory revenue, net	8	7	7	6	2	1	11.2	6	344.1
Bank-owned life insurance	12	12	9	9	15	—	(6.0)	(3)	(22.4)
Equity in earnings of unconsolidated subsidiaries	2	1	2	1	3	1	148.1	(1)	(19.1)
Warrant income	1	—	—	—	1	1	N/M	—	(41.7)
Net securities gains/(losses)	4	29	13	57	(6)	(25)	(84.3)	10	N/M
Net gain on sales of businesses	—	—	—	—	12	—	—	(12)	(100.0)
Other noninterest income	41	29	38	31	39	12	35.5	2	(1.3)

Total noninterest income	221	226	220	254	216	(5)	(2.7)	5	2.2
NONINTEREST EXPENSES
Salaries and employee benefits	229	219	222	214	214	10	5.1	15	6.9
Net occupancy expense	34	30	32	30	31	4	11.3	3	9.6
Equipment expense	16	14	16	14	15	2	9.6	1	6.3
Outside processing fee expense	18	18	17	18	16	—	2.8	2	15.2
Customer services	6	5	7	7	4	1	29.9	2	35.7
Goodwill impairment	—	—	—	—	86	—	—	(86)	(100.0)
Other noninterest expenses	74	74	73	90	77	—	(1.2)	(3)	(4.4)

Total noninterest expenses	377	360	367	373	443	17	4.7	(66)	(14.9)

Income before income taxes	226	248	258	299	26	(22)	(9.3)	200	779.0
Provision for income taxes	69	78	82	93	2	(9)	(11.6)	67	N/M

NET INCOME	$157	$170	$176	$206	$24	$(13)	(8.2)%	$133	558.0%

Net income applicable to common stock	$157	$170	$176	$206	$24	$(13)	(8.2)%	$133	558.0%

Basic net income per common share	$0.90	$0.98	$1.01	$1.18	$0.14	$(0.08)	(8.2)%	$0.76	542.9%
Diluted net income per common share	0.89	0.97	1.00	1.18	0.14	(0.08)	(8.2)	0.75	535.7
Cash dividends declared on common stock	88	87	87	83	84	1	0.2	4	4.6
Dividends per common share	0.50	0.50	0.50	0.48	0.48	—	—	0.02	4.2

N/M — Not meaningful

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
Comerica Incorporated and Subsidiaries

	2003			2002

(IN MILLIONS)	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

Balance at beginning of period	$802	$801	$791	$758	$741
Loans charged off:
Commercial	71	87	72	66	235
Real estate construction:
Real estate construction business line	—	—	—	—	—
Other	—	—	1	1	—

Total real estate construction	—	—	1	1	—
Commercial mortgage:
Commercial real estate business line	—	4	—	6	—
Other	4	3	5	3	1

Total commercial mortgage	4	7	5	9	1
Consumer	2	2	2	3	2
Lease financing	—	4	—	—	1
International	17	17	20	14	29

Total loans charged off	94	117	100	93	268
Recoveries on loans previously charged off:
Commercial	5	6	2	9	6
Real estate construction	—	—	—	—	—
Commercial mortgage	1	—	—	1	1
Consumer	1	—	1	—	1
Lease financing	—	—	—	1	2
International	4	1	1	—	—

Total recoveries	11	7	4	11	10

Net loans charged off	83	110	96	82	258
Provision for loan losses	83	111	106	115	275

Balance at end of period	$802	$802	$801	$791	$758

Allowance for loan losses as a percentage of total loans	1.97%	1.89%	1.88%	1.87%	1.82%
Net loans charged off as a percentage of average total loans	0.79	1.02	0.88	0.76	2.44

ALLOWANCE FOR CREDIT LOSSES ON LENDING-RELATED COMMITMENTS *	$29	$33	$34	$35	$31

*	Included in “Accrued expenses and other liabilities” on the consolidated balance sheets.

NONPERFORMING ASSETS
Comerica Incorporated and Subsidiaries

	2003			2002

(IN MILLIONS)	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr

SUMMARY OF NONPERFORMING ASSETS AND PAST DUE LOANS
Nonaccrual loans:
Commercial	$388	$346	$400	$372	$365
Real estate construction:
Real estate construction business line	28	37	38	17	16
Other	4	3	1	2	1

Total real estate construction	32	40	39	19	17
Commercial mortgage:
Commercial real estate business line	3	3	8	8	—
Other	65	52	49	45	15

Total commercial mortgage	68	55	57	53	15
Residential mortgage	—	—	—	—	1
Consumer	3	2	2	2	4
Lease financing	25	26	35	5	1
International	82	90	91	114	101
Nonaccrual loans held for sale	—	—	—	—	116

Total nonaccrual loans	598	559	624	565	620
Reduced-rate loans	—	—	—	—	—

Total nonperforming loans	598	559	624	565	620
Other real estate	25	18	13	10	12
Nonaccrual debt securities	4	4	4	4	8

Total nonperforming assets	$627	$581	$641	$579	$640

Nonperforming loans as a percentage of total loans	1.47%	1.32%	1.47%	1.34%	1.49%
Nonperforming assets as a percentage of total loans, other real estate and nonaccrual debt securities	1.54	1.37	1.51	1.37	1.54
Allowance for loan losses as a percentage of total nonperforming assets	128	138	125	136	118
Loans past due 90 days or more and still accruing	$56	$42	$50	$43	$51
ANALYSIS OF NONACCRUAL LOANS
Nonaccrual loans at beginning of period	$559	$624	$565	$620	$623
Loans transferred to nonaccrual *	211	148	187	185	276
Business loan gross charge-offs	(92)	(116)	(98)	(90)	(266)
Loans transferred to accrual status *	—	(6)	(9)	(4)	(6)
Loans sold	(37)	(56)	(3)	(115)	—
Payments/other **	(43)	(35)	(18)	(31)	(7)

Nonaccrual loans at end of period	$598	$559	$624	$565	$620

*	Based on an analysis of nonaccrual loans with book balances > $2 million.
**	Net change related to nonaccrual loans with balances < $2 million, other than business loan charge-offs and loans sold, included in Payments/other.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

	Three Months Ended

	September 30, 2003			June 30, 2003			September 30, 2002

	Average		Average	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

Commercial loans	$24,653	$251	4.04%	$25,849	$271	4.21%	$25,473	$297	4.62%
Real estate construction loans	3,500	44	4.94	3,603	46	5.08	3,415	50	5.83
Commercial mortgage loans	7,617	101	5.23	7,482	102	5.46	6,921	107	6.12
Residential mortgage loans	823	13	6.30	825	13	6.60	746	13	7.11
Consumer loans	1,487	20	5.49	1,499	22	5.81	1,514	24	6.43
Lease financing	1,273	15	4.63	1,278	13	4.01	1,252	17	5.40
International loans	2,528	25	3.95	2,695	34	5.02	2,997	35	4.63
Business loan swap income	—	62	—	—	77	—	—	83	—

Total loans	41,881	531	5.03	43,231	578	5.36	42,318	626	5.87
Investment securities available-for-sale (1)	4,817	37	3.00	4,522	40	3.60	4,395	63	5.81
Short-term investments	3,148	12	1.49	2,003	10	1.96	456	6	5.35

Total earning assets	49,846	580	4.61	49,756	628	5.06	47,169	695	5.86
Cash and due from banks	1,872			1,868			1,752
Allowance for loan losses	(831)			(835)			(776)
Accrued income and other assets	3,034			3,180			3,202

Total assets	$53,921			$53,969			$51,347

Money market and NOW deposits	$17,665	49	1.09	$17,308	57	1.32	$13,643	51	1.49
Savings deposits	1,566	2	0.43	1,578	2	0.54	1,598	4	0.98
Certificates of deposit	7,607	31	1.63	8,808	39	1.76	9,805	58	2.33
Foreign office time deposits	571	4	2.81	661	6	3.65	780	7	3.42

Total interest-bearing deposits	27,409	86	1.24	28,355	104	1.47	25,826	120	1.84
Short-term borrowings	447	1	1.06	450	1	1.24	2,016	9	1.88
Medium- and long-term debt	5,173	27	2.07	5,276	29	2.21	5,810	37	2.54

Total interest-bearing sources	33,029	114	1.37	34,081	134	1.58	33,652	166	1.96
Noninterest-bearing deposits	15,079			14,061			11,901
Accrued expenses and other liabilities	813			766			855
Common shareholders’ equity	5,000			5,061			4,939

Total liabilities and shareholders’ equity	$53,921			$53,969			$51,347

Net interest income/rate spread (FTE)		$466	3.24		$494	3.48		$529	3.90

FTE adjustment		$1			$1			$1

Impact of net noninterest-bearing sources of funds			0.46			0.50			0.56

Net interest margin (as a percentage of average earning assets) (FTE)			3.70%			3.98%			4.46%

(1)	The average rate for investment securities available-for-sale was computed using average historical cost.

ANALYSIS OF NET INTEREST INCOME (FTE)
Comerica Incorporated and Subsidiaries

	Nine Months Ended

	September 30, 2003			September 30, 2002

	Average		Average	Average		Average
(dollar amounts in millions)	Balance	Interest	Rate	Balance	Interest	Rate

Commercial loans	$25,599	$795	4.15%	25,344	$904	4.77%
Real estate construction loans	3,554	134	5.05	3,337	146	5.83
Commercial mortgage loans	7,452	303	5.44	6,672	311	6.23
Residential mortgage loans	819	41	6.58	753	41	7.21
Consumer loans	1,507	65	5.73	1,495	74	6.66
Lease financing	1,280	44	4.59	1,230	50	5.44
International loans	2,660	89	4.47	3,038	109	4.78
Business loan swap income	—	231	—	—	272	—

Total loans	42,871	1,702	5.31	41,869	1,907	6.09
Investment securities available-for-sale (1)	4,440	124	3.72	4,338	188	5.87
Short-term investments	1,988	28	1.88	455	19	5.57

Total earning assets	49,299	1,854	5.03	46,662	2,114	6.06
Cash and due from banks	1,847			1,741
Allowance for loan losses	(831)			(716)
Accrued income and other assets	3,202			2,971

Total assets	$53,517			$50,658

Money market and NOW deposits	$17,146	160	1.25	$12,374	134	1.45
Savings deposits	1,565	6	0.52	1,672	13	1.05
Certificates of deposit	8,421	111	1.76	10,783	196	2.43
Foreign office time deposits	639	16	3.30	790	20	3.38

Total interest-bearing deposits	27,771	293	1.41	25,619	363	1.90
Short-term borrowings	622	6	1.24	2,280	33	1.90
Medium- and long-term debt	5,176	84	2.17	5,928	116	2.62

Total interest-bearing sources	33,569	383	1.53	33,827	512	2.02
Noninterest-bearing deposits	14,150			11,112
Accrued expenses and other liabilities	787			840
Common shareholders’ equity	5,011			4,879

Total liabilities and shareholders’ equity	$53,517			$50,658

Net interest income/rate spread (FTE)		$1,471	3.50		$1,602	4.04

FTE adjustment		$2			$3

Impact of net noninterest-bearing sources of funds			0.49			0.55

Net interest margin (as a percentage of average earning assets) (FTE)			3.99%			4.59%

(1)	The average rate for investment securities available-for-sale was computed using average historical cost.

CONSOLIDATED STATISTICAL DATA
Comerica Incorporated and Subsidiaries

	September 30,	June 30,	March 31,	December 31,	September 30,
(IN MILLIONS, EXCEPT PER SHARE DATA)	2003	2003	2003	2002	2002

Commercial loans:
Floor plan	$2,053	$2,752	$2,715	$2,631	$2,016
Other	21,333	22,321	22,498	22,611	22,642

Total commercial	23,386	25,073	25,213	25,242	24,658
Real estate construction loans	3,496	3,578	3,609	3,457	3,446
Commercial mortgage loans	7,631	7,607	7,406	7,194	7,034
Residential mortgage loans	844	828	826	789	747
Consumer loans:
Home equity	1,110	1,127	1,121	1,128	1,122
Other consumer	401	369	411	410	419

Total consumer	1,511	1,496	1,532	1,538	1,541
Lease financing	1,289	1,275	1,273	1,296	1,288
International loans	2,478	2,607	2,710	2,765	2,875

Total loans	$40,635	$42,464	$42,569	$42,281	$41,589

Goodwill	$247	$247	$247	$247	$247
Core deposit intangible	2	2	2	2	3
Other intangible assets	1	1	1	1	1
Loan servicing rights	16	14	12	11	10
Deferred mutual fund distribution costs	14	15	17	19	20
Amortization of intangibles (quarterly)	—	—	—	1	1
Tier 1 common capital ratio *	7.94%	7.61%	7.47%	7.39%	7.32%
Tier 1 risk-based capital ratio *	8.61	8.26	8.12	8.05	7.99
Total risk-based capital ratio *	12.68	12.30	11.73	11.72	11.71
Leverage ratio *	9.55	9.38	9.46	9.29	9.25
Book value per share	$29.05	$29.02	$28.56	$28.31	$27.88
Market value per share for the quarter:
High	$49.75	$53.58	$46.74	$50.30	$63.80
Low	45.28	37.79	37.10	35.20	47.00
Close	46.60	46.50	37.88	43.24	48.22
Quarterly ratios:
Return on average common shareholders’ equity	12.55%	13.51%	14.13%	16.86%	1.93%
Return on average assets	1.16	1.27	1.33	1.57	0.19
Efficiency ratio	55.28	52.02	51.10	51.02	59.05
Number of commercial banking offices	358	357	352	352	351
Number of employees — full time equivalent	11,302	11,479	11,477	11,358	11,356

*	September 30, 2003 ratios are estimated

PARENT COMPANY ONLY BALANCE SHEETS
Comerica Incorporated

	September 30,	December 31,	September 30,
(IN MILLIONS, EXCEPT SHARE DATA)	2003	2002	2002

ASSETS
Cash and due from banks	$—	$17	$—
Short-term investments with subsidiary bank	199	28	18
Investment in subsidiaries, principally banks	5,659	5,421	5,449
Premises and equipment	3	3	3
Other assets	294	357	271

Total assets	$6,155	$5,826	$5,741

LIABILITIES AND SHAREHOLDERS’ EQUITY
Commercial paper	$—	$130	$130
Long-term debt	836	176	176
Subordinated debt issued to and advances from subsidiaries	—	352	352
Other liabilities	226	221	213

Total liabilities	1,062	879	871
Common stock — $5 par value:
Authorized - 325,000,000 shares Issued - 178,735,252 shares at 9/30/03 and 12/31/02 and 178,749,198 shares at 9/30/02	894	894	894
Capital surplus	378	363	356
Accumulated other comprehensive income	111	237	292
Retained earnings	3,909	3,684	3,565
Less cost of common stock in treasury - 3,421,888 shares at 9/30/03, 3,960,149 shares at 12/31/02 and 4,059,307 shares at 9/30/02	(199)	(231)	(237)

Total shareholders’ equity	5,093	4,947	4,870

Total liabilities and shareholders’ equity	$6,155	$5,826	$5,741

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
Comerica Incorporated and Subsidiaries

			Accumulated
			Other			Total
	Common	Capital	Comprehensive	Retained	Treasury	Shareholders'
(IN MILLIONS, EXCEPT SHARE DATA)	Stock	Surplus	Income	Earnings	Stock	Equity

BALANCE AT JANUARY 1, 2002	$894	$331	$225	$3,448	$(91)	$4,807
Net income	—	—	—	395	—	395
Other comprehensive income, net of tax	—	—	67	—	—	67
Total comprehensive income	—	—	—	—	—	462
Cash dividends declared on common stock	—	—	—	(252)	—	(252)
Purchase of 3,536,300 shares of common stock	—	—	—	—	(210)	(210)
Net issuance of common stock under employee stock plans	—	10	—	(26)	64	48
Recognition of stock-based compensation expense	—	15	—	—	—	15

BALANCE AT SEPTEMBER 30, 2002	$894	$356	$292	$3,565	$(237)	$4,870

BALANCE AT JANUARY 1, 2003	$894	$363	$237	$3,684	$(231)	$4,947
Net income	—	—	—	503	—	503
Other comprehensive income, net of tax	—	—	(126)	—	—	(126)
Total comprehensive income	—	—	—	—	—	377
Cash dividends declared on common stock	—	—	—	(262)	—	(262)
Net issuance of common stock under employee stock plans	—	(5)	—	(16)	32	11
Recognition of stock-based compensation expense	—	20	—	—	—	20

BALANCE AT SEPTEMBER 30, 2003	$894	$378	$111	$3,909	$(199)	$5,093